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                 FIRST AMENDMENT TO CONVERTIBLE PREFERRED STOCK
                      AND WARRANTS SUBSCRIPTION AGREEMENT

     This Amendment to Convertible Preferred Stock and Warrants Subscription Agreement (the "Agreement") is being made and entered into as of the 4th day of January, 1999, by and between Sterling Vision, Inc., a New York corporation (the "Company"), and the holder of shares of the Company's Convertible Preferred Stock executing this Agreement.

                              W I T N E S S E T H:

     In consideration of the sum of $10.00 and on good and valuable consideration to each of the parties in hand paid to the order, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1. All capitalized terms used (but not otherwise defined) herein shall have the respective, identical meanings ascribed to them in that certain Convertible Preferred Stock and Warrants Subscription Agreement, dated February 17, 1998, between the Company and the Holder;

     2. Subsection 3.1(a) of the Amendment is hereby amended to provide that the Conversion Price set forth in said Subsection 3.1(a) be $4.00, if and to the extent the Holder shall elect to convert all or any portion of his/its Convertible Preferred Stock prior to February 10, 1999, and $5.00 thereafter; and

     3. Subsection 1.3(d) of the Amendment is hereby amended to provide that in the event the Holder shall elect to convert all or any portion of his/its Convertible Preferred Stock prior to February 10, 1999, the provisions of the said Subsection 1.3(d) shall not be applicable to such Converted Shares.

     IN WITNESS HEREOF, the undersigned have executed this Amendment this 14th day of January, 1999.

                                          STERLING VISION, INC.

                                          By:/s/Joseph Silver
                                             --------------------------------
                                             Joseph Silver,
                                             Executive Vice President

                                          HOLDER:

                                          By:
                                             --------------------------------